LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

$267,708,000 (Approximate)

STRUCTURED ASSET SECURITIES

CORPORATION, SERIES 2003-36XS

SENIOR/SUBORDINATE CERTIFICATES

To 10% Call
			Est.	Payment	Initial	Legal	Expected
	Approx.		WAL (3)	Window (3)	C/E(4)	Final	Ratings
Class	Size ($) (1)	Coupon (2)	(yrs.)	(mos.)	(%)	Maturity	(Moody's/S&P) (5)
A1 (6)(7)	$75,408,000	1.80%	0.80	1-18	6.35%	November 25, 2033	Aaa/AAA
A2 (7)	54,793,000	3.31%	2.00	18-32	6.35%	November 25, 2033	Aaa/AAA
A3 (7)	26,222,000	4.02%	3.00	32-42	6.35%	November 25, 2033	Aaa/AAA
A4 (7)	62,969,000	4.93%	5.00	42-87	6.35%	November 25, 2033	Aaa/AAA
A5 (7)(8)	32,196,000	5.97%	8.16	87-100	6.35%	November 25, 2033	Aaa/AAA
A-IO(7)(9)	Notional	5.00%	0.87	1-24	6.35%	November 25, 2033	Aaa/AAA
M1 (7)	9,000,000	6.10%	5.52	37-100	3.00%	November 25, 2033	Aa2/AA
M2 (7)	7,120,000	6.30%	5.15	37-100	0.35%	November 25, 2033	A2/N/A

(1)

Bond sizes are based on the September 1, 2003 collateral balance (as shown on pages 18-25) rolled forward to October 1, 2003 at the pricing speed of 120% PPC. Subject to a permitted variance of ± 5% in aggregate.

(2)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the interest rate for each Class A Certificate (other than Class A-IO) will increase by 0.50% and the interest rate for each Class of Subordinate Certificates will increase by 0.75% subject to the Net Funds Cap.

(3)

The Certificates will be priced assuming 120% of the Prepayment Assumption ("PPC"). 100% of the Prepayment Assumption assumes that, based on the life of the loan, prepayments start at 6% CPR in month one, increase by approximately 1.27% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

Other than the stated initial credit enhancement percentage, excess spread of approximately 1.76% will provide additional credit enhancement.

(5)

All Classes of Certificates will be rated by Moody's Classes At, A2, A3, A4, A5, A-IO, and M 1 will also be rated by S&P

(6)

Accrued interest will not be applied to the Class A1 (i.e., the Class A1 will settle flat).

(7)

Classes At, A2, A3, A4, A5, and A-IO are the Senior Certificates; Classes Ml and M2 are the Subordinate Certificates.

(8)

Class A5 will have the benefit of a Certificate Insurance Policy from MBIA Insurance Corporation.

(9)

Class A-IO is a Senior Interest-Only Certificate, and will be entitled to receive interest payments for the first 24 distribution dates only.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

To Maturity
			Est.	Payment	Initial	Legal	Expected
	Approx.		WAL (3)	Window (3)	C/E(4)	Final	Ratings
Class	Size ($) (1)	Coupon (2)	(yrs.)	(mos.)	(%)	Maturity	(Moody's/S&P) (5)
A1(6)(7)	$75,408,000	1.80%	0.80	1-18	6.35%	November 25, 2033	Aaa/AAA
A2(7)	54,793,000	3.31%	2.00	18-32	6.35%	November 25, 2033	Aaa/AAA
A3(7)	26,222,000	4.02%	3.00	32-42	6.35%	November 25, 2033	Aaa/AAA
A4(7)	62,969,000	4.93%	5.00	42-87	6.35%	November 25, 2033	Aaa/AAA
A5 (7)(8)	32,196,000	5.97%	10.34	87-226	6.35%	November 25, 2033	Aaa/AAA
A-IO(7)(9)	Notional	5.00%	0.87	1-24	6.35%	November 25, 2033	Aaa/AAA
M1(7)	9,000,000	6.10%	5.92	37-152	3.00%	November 25, 2033	Aa2/AA
M2(7)	7,120,000	6.30%	5.23	37-122	0.35%	November 25, 2033	A2/N/A

(1)

Bond sizes are based on the September 1, 2003 collateral balance (as shown on pages 18-25) rolled forward to October 1, 2003 at the pricing speed of 120% PPC. Subject to a permitted variance of ± 5% in aggregate.

(2)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the interest rate for each Class A Certificate (other than Class A-IO) will increase by 0.50% and the interest rate for each Class of Subordinate Certificates will increase by 0.75% subject tothe Net Funds Cap.

(3)

The Certificates will be priced assuming 120% of the Prepayment Assumption ("PPC"). 100% of the Prepayment Assumption assumes that, based on the life of the loan, prepayments start at 6% CPR in month one, increase by approximately 1.27% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

Other than the stated initial credit enhancement percentage, excess spread of approximately 1.76% will provide additional credit enhancement.

(5)

All Classes of Certificates will be rated by Moody's. Classes A1, A2, A3, A4, A5, A-IO, and Ml will also be rated by S&P.

(6)

Accrued interest will not be applied to the Class A1 (i.e., the Class A1 will settle flat).

(7)

Classes A1, A2, A3, A4, A5, and A-IO are the Senior Certificates; Classes Ml and M2 are the Subordinate Certificates.

(8)

Class A5 will have the benefit of a Certificate Insurance Policy from MBIA Insurance Corporation.

(9)

Class A-IO is a Senior Interest-Only Certificate, and will be entitled to receive interest payments for the first 24 distribution dates only.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Principal Payment Priority

Prior to the Stepdown Date or whenever a Trigger Event is in effect, all principal will be paid sequentially to the Certificates as follows:

(I)

Sequentially to the Class A1, Class A2, Class A3, Class A4, and Class A5 Certificates.

(II)

To the Certificate Insurer, any unreimbursed Insured Payments (as defined in the Certificate Insurance Policy), plus all amounts due to the Certificate Insurer under the insurance agreement, to the extent not paid under "Interest Payment Priority" below.

(III) Sequentially to the Class M1 and Class M2 Certificates.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first allocated to the Class A Certificates as described in (I) above, so that the Senior Enhancement Percentage equals two times the original Senior Enhancement Percentage. Principal will then be allocated as described in (II) above and then be allocated to the Class M1 and Class M2 Certificates sequentially so that the credit enhancement behind each such class equals two times the respective original credit enhancement percentage for each class, as a product of the current loan balance, subject to a floor equal to approximately $940,263 or approximately 0.35% of the Pool Principal Balance as of Cut-Off Date (as defined herein).

The "Principal Remittance Amount" for any Distribution Date will be equal to (a) the sum of (1) all principal collected (other than in connection with Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period by the related Servicer or the Master Servicer (less unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee with respect to such Mortgage Loans, to the extent allocable to principal), (2) the principal portion of all prepayments in full or in part received on the Mortgage Loans during the related Prepayment Period, (3) the outstanding principal balance of each Mortgage Loan that was repurchased by the Seller during the related Prepayment Period (less unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee (solely in its capacity as successor Master Servicer) with respect to such Mortgage Loans, to the extent allocable to principal), (4) the principal portion of any Substitution Amount paid with respect to any replaced Mortgage Loans during the related Prepayment Period allocable to principal, and (5) all Net Liquidation Proceeds, Insurance Proceeds and any other recoveries collected with respect to the Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, minus (b) any other costs, expenses or liabilities reimbursable to the Master Servicer, a Servicer or the Trustee from the Interest Remittance Amount and not reimbursed therefrom or otherwise.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

The "Senior Principal Remittance Amount" for any Distribution Date will be equal to (a) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, 100% of the Principal Remittance Amount and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the amount, if any, by which (x) the aggregate Class Principal Amount of the Class A Certificates immediately prior to that Distribution Date exceeds (y) the Senior Target Amount (as defined herein).

The "Senior Target Amount" for any Distribution Date will be equal to the lesser of (a) the product of (i) approximately 87.30% and (ii) the Pool Balance for such Distribution Date and (b) the amount, if any, by which (i) the Pool Balance for such Distribution Date exceeds (ii) approximately 0.35% of the Cut-Off Date Balance.

The Stepdown Date is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th distribution date.

The "Senior Enhancement Percentage" for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of Class M1, Class M2 and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance after giving effect to distributions on that Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Interest Payment Priority

The Interest Rates for Classes A1, A2, A3, A4, A5, M1, and M2 for any Accrual Period will equal the lesser of (i) the rates stated on page 1 and page 2 and (ii) the Net Funds Cap (as defined herein). The Interest Rate for Class A-IO for the first 24 Accrual Periods will be 5.00% per annum and for each Accrual Period thereafter will equal zero. Interest for all Classes of Certificates will be calculated on a 30/360 basis. The Classes Al, A2, A3, A4, A5 and A-IO are referred to as the "Class A Certificates."

The "Accrual Period" for any Class of Certificates (other than the Class A1 Certificates) on each Distribution Date will be the calendar month immediately preceding the month in which the related Distribution Date occurs. The "Accrual Period" for the Class Al for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or the closing date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following Priority:

(1)

Sequentially to pay fees: Servicing Fee, the monthly premium due to the Certificate Insurer, and to reimburse Servicer advances;

(2)

First to pay Current Interest and then to pay Carryforward Interest to the Class A Certificates on a pro-rata basis;

(3)

To the Certificate Insurer, any unreimbursed Insured Payments (as defined in the Certificate Insurance Policy), plus all amounts due to the Certificate Insurer under the insurance agreement;

(4)

First to pay Current Interest and then to pay Carryforward Interest to Classes M1 and M2 (the "Subordinate Classes"), sequentially;

(5)

To pay to the Trustee and the Master Servicer, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(6)

Any interest remaining after the application of (1) through (5) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the Principal Payment Priority in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(7)

To pay to the Class A Certificates any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts on a pro-rata basis;

(8)

To pay sequentially to Classes M1 and M2 Certificates any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

(9)

To pay to the Class A Certificates (other than the Class A-IO), pro-rata, and then sequentially to the Classes M1 and M2 any Deferred Amounts;

(10)

To pay remaining amounts to the holder of the Class X and Class R Certificates.

Current Interest

"Current Interest" for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount of that Class.

Carryforward Interest

"Carryforward Interest" for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

"Current Interest" for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount of that Class.

Net Funds Cap

The "Net Funds Cap" for each Distribution Date will be the annual rate equal to the weighted average Net Mortgage Rate less the sum of (1) the monthly premium (expressed as a percentage of the Pool Balance) due to the Certificate Insurer for the Certificate Insurance Policy for that Distribution Date and (2) the product of 5.00% and (a) in the case of the first 24 Distribution Dates only, the Class Notional Amount of the Class A-IO Certificates immediately before such Distribution Date, divided by the Pool Balance and (b) thereafter, zero.

The "Net Mortgage Rate" with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate and the Mortgage Insurance Fee Rate (if applicable).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Net Funds Cap Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class calculated using the rate stated on page 1 and 2 exceeds (b) the amount of interest of such class calculated using the Net Funds Cap (such excess, a "Net Funds Cap Shortfall"), that Class will be entitled to the amount of such Net Funds Cap Shortfall and any Unpaid Net Funds Cap Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions. The "Unpaid Net Funds Cap Shortfall" for any Class of Certificates on any Distribution Date will be the aggregate of all Net Funds Cap Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Net Funds Cap Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, Class M2 Certificates, Class M1 Certificates, and then the Class A Certificates. After the Class Principal Amounts of all Subordinate Certificates have been reduced to zero, the Class Principal Amounts of the Senior Certificates will be reduced, pro rata, until they are reduced to zero. Any Applied Loss Amounts allocated to the Senior Certificates will become Deferred Amounts (as defined herein); provided, however that any Applied Loss Amounts allocable to the Class A5 Certificates will be covered by the Certificate Insurance Policy and will not become Deferred Amounts. The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount."

Deferred Amount

With respect to each Distribution Date, the "Deferred Amount" for each Class of Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services Inc. ("Aurora," an affiliate of Lehman Brothers), on any Distribution Date on which the aggregate principal balance of the loans is reduced to less than or equal to 10% of the Cut-off Date loan principal balance. If the optional redemption is not exercised on the first available Distribution Date by Aurora, then beginning with the following Distribution Date, the interest rate for each of the Class A Certificates (other than the Class A-IO Certificates) will increase by 0.50% and the interest rate for each Class of Subordinate Certificates will increase by 0.75%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Certificate Insurance Policy

The MBIA Insurance Corporation certificate guaranty policy (the "Certificate Insurance Policy") will guarantee interest and principal payments to the holders of the Class A5 Certificates under certain circumstances. No other classes of certificates benefit from the certificate guarantee insurance policy.

Origination and Servicing

The majority of the Mortgage Loans were originated by First National Bank of Nevada (45.1%) and Aurora (33.4%). 61.0% of the Mortgage Loans will be serviced by Aurora.

Credit Enhancement

Subordination

The Class A Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Class A Certificates will have the preferential right to receive interest due to them and principal (if applicable) available for distribution over Classes having a lower priority of distribution. Similarly, the Class M1 Certificates will be senior in right of priority to the Class M2 Certificates. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Certificates will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class M2 Certificates, Class M1 Certificates, and then the Class A Certificates have been reduced to zero.

Overcollateralization

Excess interest will be used to pay down the certificates so that the aggregate loan balance exceeds the aggregate certificate principal balance (Overcollateralization). Excess spread will be used to maintain the Overcollateralization Target.

The "Targeted Overcollateralization Amount" with respect to any Distribution Date will be equal to approximately $940,263, which is approximately 0.35% of the Pool Principal Balance as of Cut-Off Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Trigger Event

A "Trigger Event" will have occurred with respect to any Distribution Date if (i) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [55%] of the Senior Enhancement Percentage for that Distribution Date or (ii) a Cumulative Loss Trigger Event has occurred.

A "Cumulative Loss Trigger Event" will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance (as defined herein), exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date

Loss Percentage

November 2006 through October 2007

[1.00%]

November 2007 through October 2008

[1.75%]

November 2008 through October 2009

[2.50%]

November 2009 through October 2010

[2.75%]

November 2010 and thereafter

[3.75%]

The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The "Delinquency Rate" for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

Certificate Insurance Policy

The Class A5 Certificates will have the benefit of the Certificate Insurance Policy issued by the Certificate Insurer.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

A1 Aaa/AAA 1.80%	A-IO Aaa/AAA 5.00%	Principal will be paid sequentially to Classes A1, A2, A3, A4, and A5.
A2 Aaa/AAA 3.31%
A3 Aaa/AAA 4.02%		Class A-IO is a senior interest-only class and has the preferential right to receive interest over the Subordinate Classes
A4 Aaa/AAA 4.93%
A5 Aaa/AAA 5.97%
M1 Aa2/AA 6.10%		For the first 36 months or when a Trigger Event is in effect, the Classes M1 and M2 will not receive payments of principal.
M2 A2/N/A 6.30%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Contacts
MBS Trading and Structuring	Brian Hargrave	(212) 526-8320
	Khalil Kanaan	(212) 526-8320
	Rich McKinney	(212) 526-8320
MBS Banking	Joe Kelly	(212) 526-4274
	Brian Lin	(212) 526-0876
	Vanessa Farnsworth	(212) 526-6773
MBS Modeling	Sei-Hyong Park	(212) 526-0203

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Summary of Terms
Issuer:	Structured Asset Securities Corporation 2003-36XS
Depositor:	Structured Asset Securities Corporation
Trustee:	Citibank N.A.
Master Servicer:	Aurora Loan Services Inc.
Certificate Insurer:	MBIA Insurance Corporation
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day
Cut-Off Date:	October 1, 2003; except with respect to 13.59% of the mortgage loans for which the Cut-Off Date is October 9, 2003
Expected Closing Date:	October 30, 2003
Expected Settlement Date:	October 30, 2003 through DTC, Euroclear or Cedel Bank
Delay Days:	24 day delay- All Classes (except for Class A1 Certificates, which have a zero day delay)
First Payment Date:	November 25, 2003
Day Count:	30/360 for all classes
Collection Period:	2nd day of prior month through lst day of month of such distribution
Servicing Fee:	0.25% of the pool principal balance annually
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:

Minimum $25,000; increments $1 in excess thereof for Class A Certificates.  Minimum $100,000; increments $1,000 in excess thereof for Classes M1 and M2 Certificates. Minimum $500,000; increments $1 in excess thereof for Class A-IO Certificates.

SMMEA Eligibility:	All classes, other than Class M2, are expected to be SMMEA eligible.
ERISA Eligibility:	The Classes Al, A2, A3, A4, A5, A-IO, Ml, and M2 Certificates are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Sensitivity Analysis – To 10% Call

Prepayment Assumption (l)	75%	100%	120%	150%	200%

Class A1
Avg. Life (yrs)	1.16	0.92	0.80	0.67	0.54
Duration (yrs) (2)	1.13	0.90	0.79	0.66	0.53
Window (mo)	1-26	1-21	1-18	1-15	1-11
Yield (%) at 100	1.81	1.81	1.81	1.81	1.81
Expected Final Mat.	12/25/2005	7/25/2005	4/25/2005	1/25/2005	9/25/2004

Class A2
Avg. Life (yrs)	3.09	2.37	2.00	1.63	1.25
Duration (yrs) (2)	2.89	2.24	1.90	1.56	1.20
Window (mo)	26-49	21-38	18-32	15-25	11-19
Yield (%) at 100	3.26	3.23	3.22	3.19	3.15
Expected Final Mat.	11/25/2007	12/25/2006	6/25/2006	11/25/2005	5/25/2005

Class A3
Avg. Life (yrs)	4.74	3.60	3.00	2.38	1.78
Duration (yrs) (2)	4.23	3.29	2.77	2.23	1.68
Window (mo)	49-66	38-50	32-42	25-32	19-24
Yield (%) at 100	3.99	3.97	3.96	3.93	3.89
Expected Final Mat.	4/25/2009	12/25/2007	4/25/2007	6/25/2006	10/25/2005

Class A4
Avg. Life (yrs)	7.93	6.01	5.00	3.94	2.77
Duration (yrs) (2)	6.38	5.06	4.31	3.49	2.53
Window (mo)	66- 137	50-104	42-87	32-68	24-50
Yield (%) at 100	4.93	4.92	4.90	4.89	4.85
Expected Final Mat.	3/25/2015	6/25/2012	1/25/2011	6/25/2009	12/25/2007

Class A5
Avg. Life (yrs)	12.83	9.80	8.16	6.44	4.65
Duration (yrs) (2)	8.73	7.22	6.29	5.20	3.95
Window (mo)	137- 157	104-120	87-100	68-79	50-57
Yield (%) at 100	6.00	5.99	5.98	5.97	5.94
Expected Final Mat.	11/25/2016	10/25/2013	2/25/2012	5/25/2010	7/25/2008

Prepayment Assumption (l)	75%	100%	120%	150%	200%

Class M1
Avg. Life (yrs)	8.69	6.61	5.52	4.51	3.70
Duration (Ys) (2)	6.41	5.19	4.48	3.79	3.21
Window (mo)	51-157	39-120	37-100	37-79	38-57
Yield (%) at 100	6.11	6.10	6.09	6.07	6.05
Expected Final Mat.	11/25/2016	10/25/2013	2/25/2012	5/25/2010	7/25/2008

Class M2
Avg. Life (yrs)	8.12	6.16	5.15	4.21	3.46
Duration (yrs) (2)	6.04	4.87	4.21	3.56	3.02
Window (mo)	51-157	39-120	37-100	37-79	37-57
Yield (%) at 100	6.31	6.30	6.28	6.27	6.24
Expected Final Mat.	11/25/2016	10/25/2013	2/25/2012	5/25/2010	7/25/2008

(1)

100% of the Prepayment Assumption is defined on pages one and two.

(2)

For the purpose of calculating duration, the price is assumed to be 100%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Sensitivity Analysis – To Maturity

Prepayment Assumption (l)	75%	100%	120%	150%	200%

Class A1
Avg. Life (yrs)	1.16	0.92	0.80	0.67	0.54
Duration (yrs) (2)	1.13	0.90	0.79	0.66	0.53
Window (mo)	1-26	1-21	1-18	1-15	1-11
Yield (%) at 100	1.81	1.81	1.81	1.81	1.81
Expected Final Mat.	12/25/2005	7/25/2005	4/25/2005	1/25/2005	9/25/2004

Class A2
Avg. Life (yrs)	3.09	2.37	2.00	1.63	1.25
Duration (yrs) (2)	2.89	2.24	1.90	1.56	1.20
Window (mo)	26-49	21-38	18-32	15-25	11-19
Yield (%) at 100	3.26	3.23	3.22	3.19	3.15
Expected Final Mat.	11/25/2007	12/25/2006	6/25/2006	11/25/2005	5/25/2005

Class A3
Avg. Life (yrs)	4.74	3.60	3.00	2.38	1.78
Duration (yrs) (2)	4.23	3.29	2.77	2.23	1.68
Window (mo)	49-66	38-50	32-42	25-32	19-24
Yield (%) at 100	3.99	3.97	3.96	3.93	3.89
Expected Final Mat.	4/25/2009	12/25/2007	4/25/2007	6/25/2006	10/25/2005

Class A4
Avg. Life (yrs)	7.93	6.01	5.00	3.94	2.77
Duration (yrs) (2)	6.38	5.06	4.31	3.49	2.53
Window (mo)	66-137	50-104	42-87	32-68	24-50
Yield (%) at 100	4.93	4.92	4.90	4.89	4.85
Expected Final Mat.	3/25/2015	6/25/2012	1/25/2011	6/25/2009	12/25/2007

Class A5
Avg. Life (yrs)	15.76	12.33	10.34	8.19	5.90
Duration (yrs) (2)	9.83	8.38	7.41	6.23	4.80
Window (mo)	137-314	104-264	87-226	68-181	50- 133
Yield (%) at 100	6.06	6.07	6.07	6.06	6.05
Expected Final Mat.	12/25/2029	10/25/2025	8/25/2022	11/25/2018	11/25/2014

Prepayment Assumption (1)	75%	100%	120%	150%	200%

Class M1
Avg. Life (yrs)	9.24	7.09	5.92	4.82	3.92
Duration (yrs) (2)	6.63	5.43	4.71	3.99	3.37
Window (mo)	51-226	39-178	37-152	37-120	38-86
Yield (%) at 100	6.14	6.14	6.13	6.11	6.09
Expected Final Mat.	8/25/2022	8/25/2018	6/25/2016	10/25/2013	12/25/2010

Class M2
Avg. Life (yrs)	8.22	6.25	5.23	4.27	3.51
Duration (yrs) (2)	6.09	4.92	4.25	3.60	3.05
Window (mo)	51-184	39-146	37-122	37-96	37-69
Yield (%) at 100	6.32	6.31	6.29	6.27	6.25
Expected Final Mat.	2/25/2019	12/25/2015	12/25/2013	10/25/2011	7/25/2009

(1)

100% of the Prepayment Assumption is defined on pages one and two.

(2)

For the purpose of calculating duration, the price is assumed to be 100%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

A-IO Sensitivity Analysis (1)
Price (2)	Yield %
3.870%	5.95%
3.886%	5.33%
3.901%	4.72%
3.917%	4.11%
3.933%	3.50%
3.948%	2.90%
3.964%	2.31%
3.980%	1.72%
3.995%	1.13%
Mod. Dur.	0.60 (3)

(1)

Shown at 120% of the Prepayment Assumption as defined on pages one and two.

(2)

These approximate prices do not include accrued interest. Accrued interest has been added to the price for purposes of calculating the yield.

(3)

Assumes a price of approximately 3.933% plus accrued interest.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

SASC 2003-36XS Collateral Summary*
Total Number of Loans	1,218	Occupancy Status
Total Outstanding Loan Balance	$270,832,720	Primary Home	86.0%
Average Loan Principal Balance	$222,359	Investment	12.4%
Prepayment Penalty	50.11%	Second Home	1.6%
Weighted Average Coupon	7.501%
Weighted Average Original Term (mo.)	341.2
Weighted Average Remaining Term (mo.)	340.4	Geographic Distribution
Weighted Average Loan Age (mo.)	0.8	(Other states account individually for less than
Non-Zero Weighted Average Original LTV	83.760%	5% of the Cut-off Date principal balance.)
Non-Zero Weighted Average FICO	688	NY	16.8%
		NJ	12.6%
		FL	11.0%
Prepayment Penalty (years)		IL	8.1%
None	49.9%	CA	5.6%
0.001 - 1.000	18.0%
1.001 - 2.000	1.7%
2.001 - 3.000	12.1%
4.001 - 5.000	18.3%
		Lien Position
		First	100.0%

*

The Mortgage Loan collateral tables shown have a cut-off date of September 1, 2003 for illustration purposes. The actual cut-off date for the deal will be October 1, 2003 with the exception of 13.59% of the loans which will have a cut-off date of October 9, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics
Collateral characteristics are listed below as of the cut-off date*

Scheduled Principal Balances
	Mortgage		% of Pool
($)	Loans	Principal Balance ($)	Principal Balance
0.01 - 50,000.00	26	1,078,424.44	0.40
50,000.01- 100,000.00	232	17,913,202.68	6.61
100,000.01 - 150,000.00	274	34,451,370.56	12.72
150,000.01 - 200,000.00	202	35,387,169.93	13.07
200,000.01 - 250,000.00	124	27,821,201.91	10.27
250,000.01 - 300,000.00	88	24,087,635.97	8.89
300,000.01 - 350,000.00	80	25,841,945.43	9.54
350,000.01 - 400,000.00	50	18,916,622.14	6.98
400,000.01 - 450,000.00	32	13,720,016.22	5.07
450,000.01 - 500,000.00	32	15,359,403.15	5.67
500,000.01 - 550,000.00	21	11,087,619.16	4.09
550,000.01 - 600,000.00	13	7,428,615.00	2.74
600,000.01 - 650,000.00	16	10,127,914.20	3.74
650,000.01 - 700,000.00	4	2,751,764.92	1.02
750,000.01 - 800,000.00	1	773,090.27	0.29
800,000.01 - 850,000.00	7	5,863,217.73	2.16
850,000.01 - 900,000.00	2	1,775,000.00	0.66
900,000.01 - 950,000.00	1	910,000.00	0.34
950,000.01 - 1,000,000.00	6	5,920,000.00	2.19
1,000,000.01 - 1,250,000.00	1	1,200,000.00	0.44
1,250,000.01 - 1,500,000.00	5	6,668,506.50	2.46
1,500,000.01 - 1,750,000.00	1	1,750,000.00	0.65
Total:	1,218	270,832,720.21	100.00

Minimum:

$29,977

Maximum:

$1,750,000

Average:

$222,359

*

The Mortgage Loan collateral tables shown have a cut-off date of September 1, 2003 for illustration purposes. The actual cut-off date for the deal will be October 1, 2003 with the exception of 13.59% of the loans which will have a cut-off date of October 9, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*

Mortgage Rates
	Mortgage		% of Pool
( % )	Loans	Principal Balance ($)	Principal Balance
4.00001 - 4.50000	1	520,000.00	0.19
4.50001 - 5.00000	28	15,338,625.08	5.66
5.00001 - 5.50000	28	15,439,982.06	5.70
5.50001 - 6.00000	4	461,185.95	0.17
6.00001 - 6.50000	9	2,112,283.20	0.78
6.50001 - 7.00000	22	5,673,650.97	2.09
7.00001 - 7.50000	408	88,986,666.76	32.86
7.50001 - 8.00000	334	67,079,901.15	24.77
8.00001 - 8.50000	240	47,401,764.10	17.50
8.50001 - 9.00000	99	19,644,214.56	7.25
9.00001 - 9.50000	22	4,032,300.79	1.49
9.50001 - 10.00000	20	3,667,844.14	1.35
10.00001 - 10.50000	1	78,300.00	0.03
10.50001 - 11.00000	2	396,001.45	0.15
Total:	1,218	270,832,720.21	100.00

Minimum:

4.500%

Maximum:

10.990%

Weighted Average:

7.501%

*

The Mortgage Loan collateral tables shown have a cut-off date of September 1, 2003 for illustration purposes. The actual cut-off date for the deal will be October 1, 2003 with the exception of 13.59% of the loans which will have a cut-off date of October 9, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*

Original Terms to Stated Maturity
	Mortgage		% of Pool
(months)	Loans	Principal Balance ($)	Principal Balance
171-180	139	27,526,408.59	10.16
181 -240	11	1,217,693.46	0.45
301 -360	1,068	242,088,618.16	89.39
Total:	1,218	270,832,720.21	100.00

Minimum:

180.0

Maximum:

360.0

Weighted Average:

341.2

Remaining Terms to Stated Maturity
	Mortgage		% of Pool
(months)	Loans	Principal Balance ($)	Principal Balance
<= 180	139	27,526,408.59	10.16
181 -240	11	1,217,693.46	0.45
241 -360	1,068	242,088,618.16	89.39
Total:	1,218	270,832,720.21	100.00

Minimum:

175.0

Maximum:

360.0

Weighted Average:

340.4

*

The Mortgage Loan collateral tables shown have a cut-off date of September 1, 2003 for illustration purposes. The actual cut-off date for the deal will be October 1, 2003 with the exception of 13.59% of the loans which will have a cut-off date of October 9, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*

Original Loan-to-Value Ratio
	Mortgage		% of Pool
( % )	Loans	Principal Balance ($)	Principal Balance
10.001 - 20.000	1	1,000,000.00	0.37
20.001 - 30.000	2	580,000.00	0.21
30.001 - 40.000	11	3,423,990.61	1.26
40.001 - 50.000	9	5,219,417.67	1.93
50.001 - 60.000	27	9,873,153.11	3.65
60.001 - 70.000	63	25,566,936.60	9.44
70.001 - 80.000	275	63,423,522.61	23.42
80.001 - 90.000	246	52,483,840.26	19.38
90.001 - 100.000	584	109,261,859.35	40.34
Total:	1,218	270,832,720.21	100.00

Non-Zero Minimum:

11.110%

Maximum:

100.000%

Non-Zero Weighted Average:

83.760%

FICO Score
	Mortgage		% of Pool
	Loans	Principal Balance ($)	Principal Balance
<= 0	5	1,527,435.78	0.56
581 -600	11	2,096,839.39	0.77
601 -620	46	8,491,800.34	3.14
621 -640	181	39,264,701.93	14.50
641 -660	174	36,032,644.72	13.30
661 -680	221	45,175,142.16	16.68
681 -700	178	40,048,594.10	14.79
701 -720	147	33,388,093.59	12.33
721 -740	114	25,217,955.63	9.31
741 -760	59	11,928,825.59	4.40
761 -780	44	15,063,975.92	5.56
781 -800	34	11,543,580.23	4.26
801 -820	4	1,053,130.83	0.39
Total:	1,218	270,832,720.21	100.00

Non-Zero Minimum:

584

Maximum:

811

Non-Zero Weighted Average:

688

*

The Mortgage Loan collateral tables shown have a cut-off date of September 1, 2003 for illustration purposes. The actual cut-off date for the deal will be October 1, 2003 with the exception of 13.59% of the loans which will have a cut-off date of October 9, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*

Loan Purpose
	Mortgage		% of Pool
	Loans	Principal Balance ($)	Principal Balance
Purchase	832	177,233,261.03	65.44
Cash Out Refinance	335	77,772,447.97	28.72
Rate/Term Refinance	51	15,827,011.21	5.84
Total:	1,218	270,832,720.21	100.00

Property Type
	Mortgage		% of Pool
	Loans	Principal Balance ($)	Principal Balance
Single Family	726	160,358,062.97	59.21
2-4 Family	233	56,161,236.60	20.74
PUD	182	41,322,000.52	15.26
Condo	74	11,581,518.97	4.28
Coop	3	1,409,901.15	0.52
Total:	1,218	270,832,720.21	100.00

*

The Mortgage Loan collateral tables shown have a cut-off date of September 1, 2003 for illustration purposes. The actual cut-off date for the deal will be October 1, 2003 with the exception of 13.59% of the loans which will have a cut-off date of October 9, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*

States- Top 10
	Mortgage		% of Pool
	Loans	Principal Balance ($)	Principal Balance
NY	121	45,515,829.72	16.81
NJ	130	34,172,742.50	12.62
FL	183	29,904,422.79	11.04
IL	108	22,043,579.00	8.14
CA	40	15,261,181.81	5.63
GA	72	11,841,073.18	4.37
MA	38	11,202,881.14	4.14
AZ	51	10,676,443.73	3.94
TX	74	10,134,158.46	3.74
CT	27	8,468,469.79	3.13
Other	374	71,611,938.09	26.44
Total:	1,218	270,832,720.21	100.00

*

The Mortgage Loan collateral tables shown have a cut-off date of September 1, 2003 for illustration purposes. The actual cut-off date for the deal will be October 1, 2003 with the exception of 13.59% of the loans which will have a cut-off date of October 9, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*

Prepayment Penalty in Years
	Mortgage		% of Pool
	Loans	Principal Balance ($)	Principal Balance
0.000	572	135,128,644.99	49.89
1.000	198	48,875,530.42	18.05
2.000	27	4,669,221.75	1.72
3.000	179	32,688,787.53	12.07
5.000	242	49,470,535.52	18.27
Total:	1,218	270,832,720.21	100.00

Documentation Type
	Mortgage		% of Pool
	Loans	Principal Balance ($)	Principal Balance
No Documentation	656	146,653,318.15	54.15
Limited	370	75,571,132.96	27.90
Full	115	30,652,193.05	11.32
No Ratio	77	17,956,076.05	6.63
Total:	1,218	270,832,720.21	100.00

*

The Mortgage Loan collateral tables shown have a cut-off date of September 1, 2003 for illustration purposes. The actual cut-off date for the deal will be October 1, 2003 with the exception of 13.59% of the loans which will have a cut-off date of October 9, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).